UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2011

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
 (Address of principal executive offices, including Zip Code)

(646) 485-5410
 (Registrant’s telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 8, 2011, the Board of Directors of the Registrant approved an amendment and restatement (the “Amendment”) of the Registrant’s 2002 Long-Term Incentive Plan (the “Plan”) for the purpose of extending the term of the Plan, as well as certain other administrative updates to the Plan.  The Amendment  was submitted for shareholder approval at the Company’s annual meeting of shareholders that is scheduled for June 16, 2011 (the “Annual Meeting”). The proposed Amendment and its provisions are described in the Registrant’s definitive proxy statement, a copy of which was filed with the Securities and Exchange Commission on May 6, 201 and incorporated herein by reference.

On June 1, 2011,  the Registrant was informed that ISS Proxy Advisory Services (“ISS”) had recommended a vote against the Amendment because, under the Plan, the original definition of a “Change in Control”, as contained in the Plan from its inception in 2002, states that a Change in Control shall occur upon shareholder approval (rather than upon consummation) of a merger, consolidation or complete liquidation of the Company or sale or disposition of all or substantially all of the Company’s assets.  In order to revise this definition to be meet ISS’s current criteria for approval of equity plans, the Board of Directors of the Registrant has now approved an additional amendment (the “Additional Amendment”) to the Plan, pursuant to which the definition of a “Change in Control” has been revised to state that, a Change in Control will occur upon the consummation of a merger or consolidation of the Company with any other corporation.

Under the terms of the Plan, the Additional Amendment  will become effective upon shareholder approval of the Plan at the Annual Meeting and shall only effect grants of equity made by the Registrant after shareholder approval of the Plan is received.  The foregoing description of the Additional Amendment is qualified in its entirety by reference to the Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.
C)	Exhibits
10.1 Aeropostale Second Amended and Restated 2002 Long-Term Incentive Plan(1) 10.2 Amendment to the Aeropostale, Inc. Second Amended and Restated 2002 Long-Term Incentive Plan
_________________________

(1)
Filed as Annex A to the registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 6, 2011 (file number 001-31314 ) and incorporated by reference hereto.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aéropostale, Inc.

/s/  Marc D. Miller
Marc D. Miller
Senior Vice President - Chief Financial Officer

Dated: June 6, 2011